                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 14, 2003



                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-25033                                      63-1201350
  (Commission File No.)                  (I.R.S. Employer Identification No.)


                              17 North 20th Street
                            Birmingham, Alabama 35203
                    (Address of Principal Executive Offices)


                                 (205) 326-2265
              (Registrant's Telephone Number, Including Area Code)


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Item 7.  Financial Statements and Exhibits

         (c.) Exhibits

           EXHIBIT
             NO.                              DESCRIPTION
             ---                              -----------
           (99)-1                   Press Release dated April 14, 2003.



Item 9.  Regulation FD Disclosure

         On April 14, 2002, The Banc Corporation issued a press release in which it announced its 2002 earnings. The press release is attached hereto as Exhibit
(99)-1.

         This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 THE BANC CORPORATION


                                 By          /s/ JAMES A. TAYLOR, JR.
                                   ---------------------------------------------
                                                James A. Taylor, Jr.
                                      President and Chief Operating Officer

Dated: April 15, 2003